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                     1ST SOURCE MONOGRAM INCOME EQUITY FUND

                   1ST SOURCE MONOGRAM DIVERSIFIED EQUITY FUND

                     1ST SOURCE MONOGRAM SPECIAL EQUITY FUND

                         1ST SOURCE MONOGRAM INCOME FUND

                       1ST SOURCE MONOGRAM LONG/SHORT FUND

                                 (EACH A "FUND")

                     Supplement Dated January 8, 2004 to the

            Statement of Additional Information Dated August 1, 2003

This Supplement is provided to update, and should be read in conjunction with, the information provided in the Funds' Statement of Additional Information.

Page 22- "Distributor" is hereby supplemented by adding the disclosure in the second paragraph as follows:
The Distributor may finance from its own resources certain activities intended to result in the distribution of the Funds' shares.

          INVESTORS SHOULD RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE